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

                             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 18, 2005


RIG NAME                    WD                  DESIGN               LOCATION        STATUS*                 OPERATOR
----------------          ------             ----------------------  --------       ----------           --------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)

Ocean Quest               3,500'             Victory Class              GOM         Contracted                   Pogo

Ocean Star                5,500'             Victory Class              GOM         Contracted                Kerr-McGee

Ocean America             5,500'             Ocean Odyssey              GOM         Contracted                 Mariner

Ocean Valiant             5,500'             Ocean Odyssey              GOM         Contracted                   ENI

Ocean Victory             5,500'             Victory Class              GOM         Contracted           Newfield Exploration

Ocean Confidence          7,500'             DP Aker H-3.2 Modified     GOM         Contracted                    BP

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)

Ocean Voyager             2,000'             Victory Class              GOM         Contracted                  Murphy

Ocean Concord             2,200'             F&G SS-2000                GOM         Contracted                Kerr-McGee

Ocean Lexington           2,200'             F&G SS-2000                GOM         Contracted             Walter Oil & Gas

Ocean Saratoga            2,200'             F&G SS-2000                GOM         Contracted                   LLOG





                                        DAYRATE
RIG NAME           CURRENT TERM          (000S)         START DATE       EST. END DATE        FUTURE CONTRACT AND OTHER INFORMATION
----------------   ------------         --------      ---------------    ---------------      -------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
Ocean Quest        one well             mid 70's      early Dec. 2004    early Feb. 2005      LOI for one well in low 100's
                                                                                              beginning early Feb. 2005 and
                                                                                              ending late April 2005; followed
                                                                                              by LOI for one well in high 110's
                                                                                              beginning late April and ending
                                                                                              late July 2005; followed by LOI
                                                                                              for 120 day term in mid 120's
                                                                                              beginning late July and ending
                                                                                              late Nov. 2005. Available;
                                                                                              actively marketing.

Ocean Star         220 day extension    mid 70's      early Dec. 2004    mid July 2005        90 day term extension plus option
                                                                                              with Kerr-McGee in low 140's
                                                                                              beginning mid July 2005 and
                                                                                              ending early Oct. 2005.
                                                                                              Available; actively marketing.

Ocean America      one well extension   mid 80's      late Oct. 2004     mid Feb. 2005        One well extension plus option
                                                                                              with Mariner in mid 110's
                                                                                              beginning mid Feb. 2005 and
                                                                                              ending late Mar. 2005; followed
                                                                                              by two wells plus option with
                                                                                              Mariner in low 130's beginning
                                                                                              late Mar. and ending late June
                                                                                              2005; followed by three well
                                                                                              extension with Mariner/Pioneer in
                                                                                              low 150's beginning late June and
                                                                                              ending late Sept. 2005.
                                                                                              Available; actively marketing.

Ocean Valiant      third of three       high 50's     late Dec. 2003     late Jan. 2005       One well with Kerr-McGee in mid
                   wells plus option                                                          80's beginning late Jan. and
                                                                                              ending mid Mar. 2005; followed by
                                                                                              one well with Kerr-McGee in high
                                                                                              90's beginning mid Mar. 2005 and
                                                                                              ending late May 2005, followed by
                                                                                              one well plus options with
                                                                                              Kerr-McGee in low 130's beginning
                                                                                              late May and ending late July
                                                                                              2005; followed by 180 day term
                                                                                              extension with Kerr-McGee in low
                                                                                              150's beginning late July 2005
                                                                                              and ending late Jan. 2006.
                                                                                              Available; actively marketing.

Ocean Victory      one well             mid 90's      late Dec. 2004     late Jan. 2005       100 day term plus option with
                                                                                              Shell in low 130's beginning late
                                                                                              Jan. and ending mid May 2005.
                                                                                              Available; actively marketing.

Ocean Confidence   five-year term       170's         early Jan. 2001    early Jan. 2006      Available; actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)

 Ocean Voyager     one well             low 70's      late Dec. 2004     early Feb. 2005      One well with Walter in mid 70's
                                                                                              beginning early Feb. 2005 and ending
                                                                                              early Mar. 2005; followed by one
                                                                                              well with Walter in low 80's
                                                                                              beginning early Mar. 2005 and ending
                                                                                              early April 2005. Available;
                                                                                              actively marketing.

Ocean Concord      one well plus        mid 50's      early Oct. 2004    late Jan. 2005       One well with ENI in mid 50's
                   option                                                                     beginning late Jan. 2005 and
                                                                                              ending early April 2005; followed by
                                                                                              one well for Kerr-McGee in upper
                                                                                              50's beginning early April and
                                                                                              ending early May 2005; followed by
                                                                                              one well plus option with Kerr-McGee
                                                                                              in mid 70's beginning early May and
                                                                                              ending early July 2005. Available;
                                                                                              actively marketing.

Ocean Lexington    one well             high 40's     early Sept. 2004   late Jan. 2005       Three wells with Walter beginning in
                                                                                              late Jan. 2005 and ending late June
                                                                                              2005. Rate for first and second
                                                                                              wells in mid 50s with third well in
                                                                                              low 60s. Rig will go in for
                                                                                              approximately 120-day Survey and
                                                                                              maintenance between second and third
                                                                                              well, beginning late Mar. and ending
                                                                                              late May. Following third well, one
                                                                                              additional well plus option with
                                                                                              Walter in low 60's beginning late
                                                                                              June and ending late July 2005;
                                                                                              Available; actively marketing.

Ocean Saratoga     one well             mid 60's      mid Dec. 2004      early April 2005     Available; actively marketing.


                             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 18, 2005


RIG NAME                        WD         DESIGN                 LOCATION            STATUS*                  OPERATOR
----------------              ------    ----------------------    --------           ----------            --------------------
DOMESTIC JACKUPS (12)

Ocean Crusader                200'      Mat Cantilever               GOM              Contracted            Walter Oil & Gas

Ocean Drake                   200'      Mat Cantilever               GOM              Contracted             Chevron/Texaco

Ocean Champion                250'      Mat Slot                     GOM              Contracted               Millennium

Ocean Columbia                250'      Independent Leg
                                        Cantilever                   GOM              Contracted               Kerr-McGee

Ocean Spartan                 300'      Independent Leg
                                        Cantilever                   GOM              Contracted                  LLOG

Ocean Spur                    300'      Independent Leg
                                        Cantilever                   GOM              Contracted               Spinnaker

Ocean King                    300'      Independent Leg
                                        Cantilever                   GOM              Contracted          Houston Exploration

Ocean Nugget                  300'      Independent Leg
                                        Cantilever                   GOM              Contracted              ADTI/Mission

Ocean Summit                  300'      Independent Leg
                                        Cantilever                   GOM              Contracted                  LLOG

Ocean Warwick                 300'      Independent Leg
                                        Cantilever                   GOM               Shipyard                   DODI

Ocean Titan                   350'      Independent Leg
                                        Cantilever                   GOM              Contracted              Stone Energy

Ocean Tower                   350'      Independent Leg
                                        Cantilever                   GOM              Contracted             Chevron/Texaco



                                            DAYRATE
RIG NAME              CURRENT TERM           (000S)       START DATE          EST. END DATE    FUTURE CONTRACT AND OTHER INFORMATION
----------------      ------------          --------      ---------------     ---------------  -------------------------------------
DOMESTIC JACKUPS (12)

Ocean Crusader        second of two         mid 30's       early Nov. 2004    late Jan. 2005   Two well extension plus
                      wells plus option                                                        option with Walter in high 30's
                                                                                               beginning late Jan. 2005 and ending
                                                                                               mid April 2005. Available; actively
                                                                                               marketing.

Ocean Drake           60 day term           low 40's       early Nov. 2004    late Jan. 2005   Two wells plus option with
                      extension plus option                                                    ADTI/Kerr-McGee in high 30's
                                                                                               beginning late Jan. and ending mid
                                                                                               Mar. 2005; followed by two wells plus
                                                                                               option with ADTI/CMI/Palace in low
                                                                                               40's beginning mid Mar. and ending
                                                                                               late Mar. 2005. Available; actively
                                                                                               marketing.

Ocean Champion        one well              mid 30's       early Sept. 2004   late Jan. 2005   Two wells plus option with Hunt in
                                                                                               low 40's beginning late Jan. and
                                                                                               ending late May 2005. Available;
                                                                                               actively marketing.

Ocean Columbia        Five wells            mid 40's       early Jan. 2005    late April 2005  Available; actively marketing.

Ocean Spartan         one well extension    mid 40's       early Dec. 2004    mid Feb. 2005    Three well extension with LLOG in
                                                                                               high 40's beginning mid Feb. and
                                                                                               ending early June 2005. Available;
                                                                                               actively marketing.

Ocean Spur            one well              mid 40's        mid Dec. 2004     early Feb. 2005  Available; actively marketing.

Ocean King            two wells             mid 40s        late Aug. 2004     late Jan. 2005   One well plus option with El Paso
                                                                                               in low 50's beginning late Jan. and
                                                                                               ending mid Feb. 2005. Available;
                                                                                               actively marketing.

Ocean Nugget          one well              low 40's       mid Nov. 2004      late Jan. 2005   One well plus option with
                                                                                               ADTI/Mission in high 40's beginning
                                                                                               late Jan. and ending mid Feb. 2005.
                                                                                               Available; actively marketing.

Ocean Summit          three wells           high 30's      early Sept. 2004   early Feb. 2005  Two wells with LLOG in mid
                      plus option                                                              40's beginning early Feb. and
                                                                                               ending early April 2005. Available;
                                                                                               actively marketing.

Ocean Warwick              -                    -                    -              -          In shipyard for repair of damage
                                                                                               due to Hurricane Ivan. Estimated
                                                                                               completion early Feb. 2005.
                                                                                               Available; actively marketing.


Ocean Titan           one well              low 50's       early Nov. 2004    late Jan. 2005   One well plus options
                      plus option                                                              with BHP in mid 50's beginning late
                                                                                               Jan. and ending late May 2005.
                                                                                               Available; actively marketing.

Ocean Tower           one well              mid 50's       early Jan. 2005    mid June 2005    Available; actively marketing.
                      plus option



                             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 18, 2005


RIG NAME                 WD             DESIGN                 LOCATION          STATUS*              OPERATOR
----------------       ------        ----------------------    --------         ----------        --------------------
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador       1,100'       Bethlehem SS-2000          GOM               Contracted        PEMEX

Ocean Whittington      1,500'       Aker H-3                   GOM               Contracted        PEMEX

Ocean Worker           3,500'       F&G 9500
                                    Enhanced Pacesetter        GOM               Contracted        PEMEX

Ocean Yorktown         2,850'       F&G SS-2000                GOM               Contracted        PEMEX

NORTH SEA

Ocean Nomad            1,200'       Aker H-3                 North Sea              --             DODI

Ocean Guardian         1,500'       Earl & Wright
                                    Sedco 711                North Sea           Contracted        Shell
                                    Series

Ocean Princess         1,500'       Aker H-3                 North Sea           Contracted      Talisman

Ocean Vanguard         1,500'       Bingo 3000               North Sea           Contracted        ENI

AUSTRALASIA

Ocean Bounty           1,500'       Victory Class            Australia           Contracted        OMV

Ocean Patriot          1,500'       Bingo 3000               Australia           Contracted       Apache

Ocean Epoch            1,640'       Korkut                   Australia           Contracted       Santos

Ocean General          1,640'       Korkut                     Korea             Contracted        KNOC

Ocean Baroness         7,000'       Victory Class            Indonesia           Contracted       Unocal

Ocean Rover            7,000'       Victory Class            Malaysia            Contracted       Murphy




                                              DAYRATE
RIG NAME                CURRENT TERM          (000S)          START DATE       EST. END DATE   FUTURE CONTRACT AND OTHER INFORMATION
----------------        ------------         --------      ---------------    ---------------  -------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador     four year term work      mid 50's      late July 2003     mid Dec. 2007      Available.

Ocean Whittington    four year term work      low 60's      late July 2003    early Oct. 2006     Available.

Ocean Worker
                     four year term work     high 60's      mid Aug. 2003      late July 2007     Available.

Ocean Yorktown       four year term work      mid 40's      late Oct. 2003     mid July 2007      Available.

NORTH SEA

Ocean Nomad                   -                  -                -                  -            Standing by for one year
                                                                                                  program with Talisman in
                                                                                                  U.K. North Sea in low 80's
                                                                                                  beginning late Jan. 2005
                                                                                                  and ending late Jan. 2006.
                                                                                                  Available; actively
                                                                                                  marketing.

Ocean Guardian
                           one year          high 40's      late Mar. 2004     late Mar. 2005     One year program with
                                                                                                  Shell in U.K. North Sea in
                                                                                                  low 80's beginning late
                                                                                                  Mar. 2005 and ending late
                                                                                                  Mar. 2006. Available;
                                                                                                  actively marketing.

Ocean Princess        one year extension      low 80's     early Jan. 2005     late Dec. 2005     Available; actively
                                                                                                  marketing.

Ocean Vanguard                -                  -                -                   -           In shipyard for repairs
                                                                                                  due to storm damage.
                                                                                                  Estimated completion mid
                                                                                                  Mar. 2005. One year
                                                                                                  program in Norway with
                                                                                                  Statoil in low 140's
                                                                                                  beginning in mid Mar. 2005
                                                                                                  and ending in mid Mar.
                                                                                                  2006. Available; actively
                                                                                                  marketing.

AUSTRALASIA

Ocean Bounty             three wells          mid 70's     early Sept. 2004    late Jan. 2005     LOI for one well plus
                                                                                                  option in mid 70's
                                                                                                  beginning late Jan. and
                                                                                                  ending in late Feb. 2005;
                                                                                                  followed by one well plus
                                                                                                  option with Hardman in low
                                                                                                  80's beginning in late
                                                                                                  Feb. 2005 and ending mid
                                                                                                  Mar. 2005; followed by LOI
                                                                                                  for one well plus option
                                                                                                  in mid 80's beginning mid
                                                                                                  Mar. and ending late April
                                                                                                  2005; followed by LOI for
                                                                                                  one well plus option in
                                                                                                  mid 80's beginning late
                                                                                                  April and ending mid June
                                                                                                  2005; followed by LOI for
                                                                                                  one well in mid 80's
                                                                                                  beginning mid June and
                                                                                                  ending mid July; followed
                                                                                                  by two wells plus option
                                                                                                  in low 90's beginning mid
                                                                                                  July and ending mid Sept.
                                                                                                  2005. Available; actively
                                                                                                  marketing.

Ocean Patriot             two wells          high 70's      late Dec. 2004     late Jan. 2005     Second of two wells with
                                                                                                  Bass Straits beginning
                                                                                                  late Jan. 2005 and ending
                                                                                                  mid Feb. 2005. Two wells
                                                                                                  with Woodside beginning
                                                                                                  mid Feb. and ending mid
                                                                                                  Mar. Two wells plus option
                                                                                                  with Santos beginning mid
                                                                                                  Mar. and ending late May.
                                                                                                  LOI for one well plus
                                                                                                  three options beginning
                                                                                                  late May and ending mid
                                                                                                  July 2005. All wells in
                                                                                                  high 70's. Available;
                                                                                                  actively marketing.

Ocean Epoch              option well          mid 60's      mid Jan. 2004      late Jan. 2005     Mobe to Singapore for
                                                                                                  Murphy beginning late Jan.
                                                                                                  and ending late Feb. 2005;
                                                                                                  followed by LOI in mid
                                                                                                  70's for four wells plus
                                                                                                  option and demobe in
                                                                                                  Malaysia beginning late
                                                                                                  Feb. and ending late Nov.
                                                                                                  2005. Available; actively
                                                                                                  marketing.

Ocean General           two wells            high 60's      mid Dec. 2004      mid April 2005     One well plus one option
                                                                                                  plus demobe with KNOC in
                                                                                                  Viet Nam in mid 50's
                                                                                                  beginning mid April and
                                                                                                  ending early June 2005.
                                                                                                  Available; actively
                                                                                                  marketing.

Ocean Baroness        180 day extension      mid 130's      late Dec. 2004     early May 2005     Available; actively
                                                                                                  marketing.

Ocean Rover          Second option well      low 120's      mid Dec. 2004      late Jan. 2005     Option wells three to six
                                                                                                  exercised in mid 120's
                                                                                                  beginning late Jan. and
                                                                                                  ending mid July 2005.
                                                                                                  Available; actively
                                                                                                  marketing.


                             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 18, 2005


RIG NAME                WD           DESIGN                       LOCATION           STATUS*                 OPERATOR
----------------      ------      ----------------------          --------          ----------           --------------------
BRAZIL

Ocean Yatzy            3,300'     DP DYVI Super Yatzy             Brazil            Contracted               Petrobras

Ocean Winner           3,500'     Aker H-3                        Brazil            Contracted               Petrobras

Ocean Alliance         5,000'     Alliance Class                  Brazil            Contracted               Petrobras

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper          7,500'     DP Fluor/Mitsubishi             Brazil            Contracted               Petrobras

INTERNATIONAL JACKUPS (2)

Ocean Sovereign         250'      Independent Leg Cantilever    Bangladesh          Contracted              Cairn Energy

Ocean Heritage          300'      Independent Leg Cantilever      India             Contracted              Cairn Energy

UPGRADE (1)

Ocean Endeavor         2,000'     Victory Class                    GOM             Cold Stacked                 DODI

COLD STACKED (2)

Ocean Liberator         600'      Aker H-3                      S. Africa          Cold Stacked                 DODI

Ocean New Era          1,500'     Korkut                           GOM             Cold Stacked                 DODI



                                            DAYRATE
RIG NAME           CURRENT TERM              (000S)        START DATE        EST. END DATE    FUTURE CONTRACT AND OTHER INFORMATION
----------------   ------------             --------     ---------------    ---------------   -------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
BRAZIL

Ocean Yatzy        700 day extension        mid 70's     early Nov. 2003      mid Oct. 2005             Available.

Ocean Winner       700 day extension        mid 50's    early April 2004      mid Mar. 2006             Available.

Ocean Alliance     one year extension       high 90's   early Sept. 2004    early Sept. 2005            Available.

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper      700 day extension        low 100's    early Jan. 2003     early Mar. 2006            Available; actively
                                                                                                        marketing.
INTERNATIONAL JACKUPS (2)

Ocean Sovereign    three wells plus option  low 60's      mid Nov. 2004      late Mar. 2005             Available; actively
                                                                                                        marketing.
Ocean Heritage     six wells plus options   low 60's     early Nov. 2004      mid May 2005              Available; actively
                                                                                                        marketing.

UPGRADE (1)

Ocean Endeavor               -                  -               -                   -                   Preparing for mobe to
                                                                                                        Singapore shipyard for
                                                                                                        upgrade to 8,000 ft.
                                                                                                        design 5th Generation rig.
                                                                                                        Estimated completion early
                                                                                                        2007. Available; actively
                                                                                                        marketing.

COLD STACKED (2)

Ocean Liberator              -                  -               -                   -                   Cold stacked Nov. '02.

Ocean New Era                -                  -               -                   -                   Cold stacked Dec. '02.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED
BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS. GOM = Gulf of Mexico